Schedule A (FIXED INCOME), dated August 27, 2017, to the Amended and Restated

Multiple Class of Shares Plan for Fidelity Index Funds

Dated March 10, 2016

Fidelity Salem Street Trust

Fund/Class	Class Level Redemption Fee (as a % of amount redeemed)
Fidelity Emerging Markets Index Fund:
Investor Class	1.5
Premium Class	1.5
Institutional Class	1.5
Institutional Premium Class	1.5

Fidelity Global ex U.S. Index Fund:
Investor Class	None
Premium Class	None
Institutional Class	None
Institutional Premium Class	None

Fidelity Inflation-Protected Bond Index Fund:
Investor Class	None
Premium Class	None
Institutional Class	None
Institutional Premium Class	None

Fidelity Intermediate Treasury Bond Index Fund:
Investor Class	None
Premium Class	None
Institutional Class	None
Institutional Premium Class	None

Fidelity International Sustainability Index Fund
Investor Class	None
Premium Class	None
Institutional Class	None

Fidelity Large Cap Growth Index Fund:
Investor	None
Institutional	None
Premium	None
Institutional Premium	None

Fidelity Large Cap Value Index Fund:
Investor	None
Institutional	None
Premium	None
Institutional Premium	None

Fidelity Long-Term Treasury Bond Index Fund:
Investor Class	None
Premium Class	None
Institutional Class	None
Institutional Premium Class	None

Fidelity Mid Cap Index Fund:
Investor Class	None
Premium Class	None
Institutional Class	None
Institutional Premium Class	None

Fidelity Real Estate Index Fund:
Investor Class	0.75
Premium Class	0.75
Institutional Class	0.75

Fidelity Short-Term Bond Index Fund
Investor Class	None
Premium Class	None
Institutional Class	None
Institutional Premium Class	None

Fidelity Short-Term Treasury Bond Index Fund:
Investor Class	None
Premium Class	None
Institutional Class	None
Institutional Premium Class	None

Fidelity Small Cap Index Fund:
Investor Class	None
Premium Class	None
Institutional Class	None
Institutional Premium Class	None

Fidelity Total International Index Fund:
Investor	1.00
Institutional	1.00
Premium	1.00
Institutional Premium	1.00

Fidelity U.S. Bond Index Fund:
Class F	None
Investor Class	None
Premium Class	None
Institutional Class	None
Institutional Premium Class	None

Fidelity U.S. Sustainability Index Fund
Investor Class	None
Premium Class	None
Institutional Class	None